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                                                                    Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected financial data" and "Experts" and to the use of our report dated January 28, 2000, except for Notes 4 and 10, as to which the date is March 9, 2000, in the Registration Statement (Amendment No. 2 to Form S-1) and related Prospectus of Luminex Corporation for the registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

Austin, Texas

March 22, 2000

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